Exhibit 10.32

SEVENTH AMENDING AGREEMENT

THIS AGREEMENT made as of the 16th day of February, 2023

BETWEEN:

JERRY ZARCONE

(hereinafter referred to as “Jerry”)

- and –

TARGET GROUP INC.

(hereinafter referred to as “TGI”)

- and –

CANARY RX INC.

(hereinafter referred to as “Canary”)

- and –

VISAVA INC.

(hereinafter referred to as “Visava”)

- and –

CANNAKORP INC.

(hereinafter referred to as “Cannakorp”, which together with Visava and Canary shall be collectively referred to as the “Subsidiaries”)

WHEREAS:

A.

Jerry and TGI entered into a Loan Agreement made as of the 20th day of December, 2019 (the “Loan Agreement”), which Loan Agreement has been amended and extended by various amending and extending agreements from time to time the most recent of is the Sixth Amending Agreement made as of the 18th day of October, 2022 (collectively, the “FAEA”).

B.	All capitalized terms shall have the meanings ascribed to them in the FAEA unless otherwise defined herein.

C.	The parties are desirous of further amending the Loan Agreement upon the terms and provisions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants and agreements hereinafter contained and the sum of One Dollar ($1.00) now paid by the parties hereto each to the other (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties hereto agree as follows:

1.The parties hereby declare and confirm that the Recitals are true and accurate and form integral terms and provisions of this Agreement.

2.The Loan be and same is hereby increased by the principal amount of a further Two Hundred and Fifty Thousand ($250,000.00)

Dollars (CDN) (the “Fourth Tranche”) upon the following terms and provisions:

(a)	The Fourth Tranche shall be subject to a Lender’s Fee in the amount of Twenty-Five Thousand ($25,000.00) Dollars (CDN), which shall be deducted and paid from the advance thereunder;

(b)	The Fourth Tranche shall be subject to a rate of interest equal to 3.0416% per month (being 43.26% per annum), calculated monthly, not in advance;

(c)

All principal and interest owing and accrued under the Fourth Tranche shall be repayable six (6) months from the date hereof provided that when in not in default, the Fourth Tranche may be repaid in full upon no less than three (3) months’ written notice thereof;

(d)

For further clarity, all monies owing and the performance of all other covenants and obligations by Fourth Tranche be and same shall be guaranteed by the Subsidiaries and secured under the Security; and

(e)

Contemporaneous with the execution and delivery of this Agreement, TGI and the Subsidiaries shall reimburse Jerry for all legal costs and expenses in respect of the Loan including, without limitation, any demands thereof and the negotiation, drafting and execution of this Agreement.

3.TGI and the Subsidiaries shall execute, deliver, and, if applicable, register within a reasonable time following presentation thereof by Jerry or his counsel (but in no event more than five (5) business days following such presentation) and shall also promptly do or cause to be done all other acts and things, execute and deliver or cause to be executed and delivered all agreements and documents and provide any further assurances, undertakings and information in order to give full effect to this Agreement.  .

4.Except as modified by this Agreement, the Loan Agreement shall be unamended and shall be and shall remain in full force and effect.  Also, to the extent that any term or provision of this Agreement conflicts with any term or provision of the Loan Agreement, the terms and provision of this Agreement shall prevail.

5.This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered to each other shall be deemed to be and shall be read as a single agreement among the parties.

6.This Agreement is governed by and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.

7.This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement.

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Each of the parties has executed and delivered this Agreement as of the date first above written.

SIGNED IN THE PRESENCE OF	)
)
)
)
Witness	)	JERRY ZARCONE

TARGET GROUP INC.
Per:

Name: Saul Niddam
Position: Director

Name: Frank Monte
Position: Director

Name: Anthony Zarcone
Position: Director

Name: Barry Katzman
Position: Director
We have authority to bind the Corporation

CANARY RX INC.
Per:

Name: Anthony Zarcone
Position: President & CEO
I have authority to bind the Corporation

VISAVA INC.
Per:

Name: Anthony Zarcone
Position: President & CEO
I have authority to bind the Corporation

CANNAKORP INC.
Per:

Name: Saul Niddam
Position: CEO
I have authority to bind the Corporation